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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 12, 1996

                           THE TIMES MIRROR COMPANY
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                       1-13492                95-4481525
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        INCORPORATION)                                      IDENTIFICATION NO.)

           TIMES MIRROR SQUARE                        90053
         LOS ANGELES, CALIFORNIA                    (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700

                                     NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS.

        On March 12, 1996, The Times Mirror Company issued the press release attached hereto as Exhibit 20.1 which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

        The following exhibit is filed with this report on Form 8-K:


        Exhibit No.     Description
        -----------     -----------
        20.1            Press Release of the Times Mirror Company dated March 12, 1996.



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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  THE TIMES MIRROR COMPANY


Date:  March 13, 1996             By:   /s/ O. Jean Williams
                                     ------------------------------------------
                                        O. Jean Williams
                                        Secretary and Associate General Counsel



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                                EXHIBIT INDEX


Exhibit Number     Description
--------------     -----------
20.1               Press Release of The Times Mirror Company dated
                   March 12, 1996.



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